Exhibit 10.5

Silberstein Ungar, PLLC CPAs and Business Advisors
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                                                            Phone (248) 203-0080
                                                              Fax (248) 281-0940
                                                30600 Telegraph Road, Suite 2175
                                                    Bingham Farms, MI 48025-4586
                                                                  www.sucpas.com

October 14, 2010

U.S. Securities and Exchange Commission
Division of Corporate Finance
100 F Street, NE
Washington, D.C. 20549

Re: Vantage Health file no. 333-168930

To Whom It May Concern:

This is to confirm that the CPA firm of Silberstein Ungar, PLLC is licensed by the State of Michigan and was active and in good standing with the State of Michigan as of the date of the Vantage Health audit report (August 10, 2010).

Sincerely,


/s/ Silberstein Ungar, PLLC
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Silberstein Ungar, PLLC